                                                                    EXHIBIT 10.6


                        MODIFICATION OF LOAN AGREEMENT
                           AND OTHER LOAN DOCUMENTS

                        dated as of December 23, 1996,

                                by and between


                 DESERT SPRINGS MARRIOTT LIMITED PARTNERSHIP,
                       a Delaware limited partnership,
                                 as Borrower,


                                      and


                     GMAC COMMERCIAL MORTGAGE CORPORATION,
                           a California corporation,
                                   as Lender.



                               Affected Premises
                            Marriott Desert Springs
                                Palm Desert, CA

          MODIFICATION OF LOAN AGREEMENT AND OTHER LOAN DOCUMENTS (this "Modification"), entered into as of December 23, 1996, by and between DESERT
 ------------
SPRINGS MARRIOTT LIMITED PARTNERSHIP, a Delaware limited partnership ("Borrower"), and GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation
  --------
("Lender").
  ------

          WHEREAS, The First National Bank of Chicago; Credit Lyonnais, New York Branch; Credit Lyonnais, Cayman Islands Branch; Societe Generale, Chicago Branch; and Sumitomo Trust & Banking Co., Ltd., Los Angeles Agency (collectively, "Existing Lenders") and Borrower entered into that certain Loan
                ----------------
Agreement, dated as of July 26, 1989 ("Existing Loan Agreement"), evidencing
                                       -----------------------
indebtedness in the aggregate principal amount of $105 million in Series A loans ("Existing Series A Notes") and indebtedness in the aggregate principal amount
  -----------------------
of $66 million in Series B loans ("Existing Series B Notes") (and together with
                                   -----------------------
the Existing Series A Notes, the "Existing Notes");
                                  --------------

          WHEREAS, Borrower's obligations under the Existing Notes and the Existing Loan Agreement are secured by, among other things, that certain First Fee and Leasehold Deed of Trust, Security Agreement and Assignment of Rents, dated as of July 26, 1989 ("Existing Deed of Trust"), among the Borrower, as
                            ----------------------
trustor, Commonwealth Land Title Company, as trustee, and The First National Bank of Chicago, for itself and as Agent for the other Existing Lenders ("Existing Agent"), as beneficiary, recorded in the Official Records of
  --------------
Riverside County, California as Instrument No. 250481 on July 27, 1989, which Existing Deed of Trust encumbers the Premises, as defined therein, and the balance of the Mortgaged Property (as defined therein);

          WHEREAS, as further security for the repayment by the Borrower of the Existing Notes, Borrower and Existing Lender entered into certain other Loan Documents, as that term is defined by the Existing Loan Agreement ("Existing
                                                                    --------
Loan Documents"), including, without limitation, the Security Agreement, dated
--------------
as of July 26, 1989 ("Existing Security Agreement"), between Borrower and
                      ---------------------------
Existing Agent, which Existing Security Agreement encumbers certain personal property of Borrower, as more particularly described therein, and the Environmental Indemnity Agreement, dated as of July 26, 1989 ("Existing Borrower
                                                               -----------------
Environmental Indemnity"), by Borrower to and for the benefit of the Existing
-----------------------
Lenders;

          WHEREAS, Borrower is the owner of the Mortgaged Property and has requested that Lender purchase, and accept by endorsement and/or assignment, the Existing Notes, the Existing Loan Agreement, the Existing Deed of Trust and the other Existing Loan Documents;

          WHEREAS, contemporaneously herewith, the Existing Lenders have endorsed and delivered the Existing Notes to Lender, and have assigned to Lender their respective rights in the Existing Loan Agreement, the Existing Deed of Trust and the other Existing Loan Documents, thereby extending to Lender all of the rights and privileges conferred upon the "Lenders" under the Existing Notes and the other Existing Loan Documents;

          WHEREAS, concurrently with the execution and delivery of this Modification, (i) Borrower and Lender are consolidating, amending and restating the Existing Notes for the purpose of changing the interest rate, prepayment, maturity and certain other terms of the Existing Notes and setting forth their agreements with respect to certain other matters and (ii) Borrower and Lender are entering into that certain Modification of First Fee and Leasehold Deed of Trust, Security Agreement and Assignment of Rents, dated of even date herewith (the "Modification of Deed of Trust"), providing for, among other things, the
      -----------------------------
modification of the Existing Deed of Trust and certain of the other Existing Loan Documents, as more particularly set forth therein;

          WHEREAS, concurrently with the execution and delivery of this Modification by the Borrower, the respective Guarantors under each of the Guaranties (as those terms are defined in the Existing Loan Agreement) are executing and delivering to Lender instruments which will ratify, affirm and, in certain respects, modify, each of the Guaranties for the benefit of Lender; and

          WHEREAS, the parties hereto wish to amend and modify certain provisions of the Existing Loan Agreement, and certain other Existing Loan Documents as more particularly set forth below.

          NOW, THEREFORE, in consideration of the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Existing Loan Agreement. Capitalized terms used in Sections added to the Existing Loan Agreement or modified by this Modification and not otherwise defined in the Existing Loan Agreement shall have the meanings assigned to them in this Modification.

2. Except as used in the recitals and any other provision where the context clearly requires otherwise, from and after the date of the execution and delivery hereof:

           (a) All references to "Lender," "Lenders," or "Agent" in the Existing Loan Agreement, the Existing Deed of Trust or any other Existing Loan Document shall be deemed to refer to Lender and its permitted successors and assigns (exclusive of any participant in Lender's interest in the Loans).

           (b) Any reference in an Existing Loan Document (including any such reference in such document itself), or any provision or section thereof, to an Existing Loan Document or any provision or section thereof shall be deemed to refer to such Existing Loan Document, or provision or section, as modified by any of the Modification Documents. As used herein, "Modification Documents" shall mean, individually and collectively, this
      ----------------------
     Modification, the Modification of Deed of Trust, and any other document or instrument executed and delivered by Borrower to Lender contemporaneously herewith. In illustration and not in limitation of the foregoing, references in the Existing Loan Documents, as well as in any Modification Document, to:

                 (i) "Loan Agreement" shall be deemed to refer to the Loan Agreement as modified by this Modification.

                 (ii) "Series A Notes", "Series B Notes" and "Notes" shall be deemed to refer, respectively, to the Consolidated, Amended and Restated Series A Note being delivered concurrently herewith in the principal amount of $94,000,000.00, the Consolidated, Amended and Restated Series B Note being delivered concurrently herewith in the principal amount of $66,000,000.00, and both of such consolidated, amended and restated Notes.

                 (iii) "Deed of Trust" shall be deemed to refer to the Existing Deed of Trust as modified by the Modification of Deed of Trust.

                 (iv) "Security Agreement" shall be deemed to refer to the Existing Security Agreement as modified by this Modification.

           (c) The term "Loan Documents" shall mean the Loan Documents, as modified by any Modification Documents, and the Modification Documents themselves.

3. Except as may otherwise be specified below: (i) all Sections and Article references in this Modification are to the Sections and Articles of the Existing Loan Agreement, and (ii) each paragraph of this Modification shall concern and refer to the Existing Loan Agreement.

4.   Each of the following definitions is deleted:

           Section Number             Caption
           --------------             -------
           Section 1.8                Assessment Rate
           Section 1.12               Base Eurodollar Rate
           Section 1.13               Base Fixed CD Rate
           Section 1.14               Base Fixed Treasury Rate
           Section 1.16               Borrowing
           Section 1.17               Borrowing Notice
           Section 1.18               Break Amount
           Section 1.19               Break Cost
           Section 1.20               Break Date
           Section 1.21               Break Rate
           Section 1.24               CD Interest Period
           Section 1.25               CD Reserve Requirement
           Section 1.28               Corporate Base Rate
           Section 1.30               Current Fixed Treasury Rate
           Section 1.31               Current Value
           Section 1.36               Discount Rate


           Section 1.38               Effective Date
           Section 1.45               Eurodollar Borrowing
           Section 1.46               Eurodollar Interest Period
           Section 1.47               Eurodollar Rate
           Section 1.48               Eurodollar Reserve Requirement
           Section 1.55               Fixed CD Rate
           Section 1.56               Fixed CD Rate Borrowing
           Section 1.57               Fixed Rate
           Section 1.58               Fixed Rate Borrowing
           Section 1.59               Fixed Treasury Rate
           Section 1.60               Fixed Treasury Borrowing Rate
           Section 1.61               Floating Rate
           Section 1.62               Floating Rate Borrowing
           Section 1.76               Host
           Section 1.98               Minimum Notice Period
           Section 1.99               Net Equipment Rental Income
           Section 1.106              Partners' Priority Return
           Section 1.117              Quarterly Payment Date
           Section 1.118              Rate Option
           Section 1.121              Reserve Requirement
           Section 1.122              Rollover
           Section 1.128              Swap Spread
           Section 1.130              Treasury Interest Rate Period
           Section 1.131              Treasury Reserve Requirement

5. Each of the following definitions is deleted and replaced with the definitions given such terms in the Notes:

           Section Number             Caption
           --------------             -------
           Section 1.22               Business Day
           Section 1.79               Interest Period
           Section 1.96               Maturity Date
           Section 1.109              Person
           Section 1.119              Regulation D

6. Sections 1.42 through 1.44 are deleted, subject to the representation and warranty made by Borrower in Section 32.(d) of this Modification.

7.   A new Section 1.72A is inserted as follows:

                 "1.72A. The term "GSMC Long-Term Financing Commitment" shall have the meaning given such term in the Notes.

8. In Section 1.73, the following phrase is inserted after the phrase "General Partner Guaranty": ", the MI Guaranty".

9. In Section 1.77, the phrase "located from time to time" is deleted and replaced with the following: ", structures, building, fixtures, golf courses, landscaping and other appurtenances now or hereafter situate". The reference to "Exhibit C" shall be deemed to refer to "New Exhibit C", attached hereto. The phrase beginning with ", including" and ending with "facilities" is hereby deleted.

10. In Section 1.81, the reference to "Exhibit D" shall be deemed to refer to the "New Exhibit D", attached hereto.

11.  Section 1.83 is deleted and replaced with the following new Section 1.35A:

                 "1.35A. The term "Default Rate" shall have the meaning given
                                   ------------
           such term in the Notes."

     All references to the "Legal Rate" in the Loan Documents are hereby replaced with "Default Rate".

12. Section 1.84 is deleted, having been superseded by Section 2.(a) of this Modification.

13.  Sections 1.88 and 1.89 are deleted and replaced with the following:

                 "1.88. The term "Loan A" means the loan made by Lender to the
                                  ------
           Borrower in the principal amount of $94,000,000.00 and evidenced by the Series A Note.

                 "1.89. The term "Loan B" means the loan made by Lender to the
                                  ------
           Borrower in the principal amount of $66,000,000.00 and evidenced by the Series B Note."

14. In Section 1.91, in the 9th line thereof, the following phrase is inserted after the word "foregoing,": "all as modified by the Modification Documents".

15.  Section 1.93 is deleted and replaced with the following new Section 1.76A:

                 "1.76A. The term "Host Marriott" means Host Marriott
                                   -------------
           Corporation, a Delaware corporation (successor in interest to Marriott Corporation), a Delaware corporation."

     Except as otherwise specifically replaced, all references to "Marriott" in the Existing Loan Agreement and other Existing Loan Documents shall be deemed to refer to Host Marriott, as defined in this new Section 1.76A.

16. Except in the definition of "Marriott Guaranty" in Section 1.95, all references to the Marriott Guaranty in the Existing Loan Agreement shall be deemed to refer to the Marriott Guaranty and the MI Guaranty (hereinafter defined). The parties hereto acknowledge that the Payment Obligations (as defined in the Marriott Guaranty) provided for under Sections 3(a) and 4 of each of the Marriott Guaranty and MI

     Guaranty have been terminated, and that the Performance Obligations (as defined in the Marriott Guaranty) under Section 6 of each of the Marriott Guaranty and MI Guaranty, and all other provisions thereof except as hereinabove set forth, remain in full force and effect. Concurrently herewith, each of Marriott and MI has entered into an Affirmation of Guaranty, which sets forth, among other things, the termination of the Payment Obligations and the continued effectiveness of the Performance Obligations thereunder.

17.  A new Section 1.95A is inserted as follows:

                 "1.95A. The term "MI Guaranty" shall mean that certain
                                   -----------
           Guaranty, dated as of October 7, 1993, by Marriott International, Inc., a Delaware corporation, as guarantor, to The First National Bank of Chicago, acting for itself and as Agent for Credit Lyonnais New York Branch; Credit Lyonnais Cayman Island Branch; Societe Generale, Chicago Branch; and Sumitomo Trust & Banking Co., Ltd., Los Angeles Agency."

18.  Section 1.96 is deleted and replaced with the following:

                 "1.96. The term "Maturity Date" shall have the meaning given
                                  -------------
           such term in the Notes."

19. Section 1.100 is deleted, having been superseded by Section 2.(b) of this Modification.

20. In Section 1.101, the following is inserted at the end thereof: "as amended March 31, 1994 and as the same may be hereafter amended or modified from time to time".

21.  Section 1.104 is deleted and replaced by the following:

                 "1.104. The term "Operating Tenant" means Marriott Hotel
                                   ----------------
           Services, Inc., a Delaware corporation and a wholly owned subsidiary of Marriott International, Inc., a Delaware corporation, as successor in interest to Desert Springs Hotel Services, the original holder of the tenant's interest under the Operating Lease."

22.  Section 1.108 is deleted and replaced with the following:

                 "1.108. The term "Permitted Exceptions" means those matters set
                                   --------------------
           forth as exceptions in the title policy being issued in favor of Lender by Commonwealth Land Title Insurance Company (#3609714-5) concurrently herewith, and such other matters not materially and adversely affecting the Property as Lender may, in Lender's sole and absolute discretion, approve in writing subsequent to the date of full execution and delivery of the Modification Documents."

23. The reference to "Marriott" in Sections 1.115 and 1.116 is deleted and replaced with the following: "Marriott Corporation, a Delaware corporation (n/k/a Host Marriott Corporation)".

24. Sections 1.124 and 1.125 are deleted, having been superseded by Section 2.(b)(i) of this Modification.

25. In Section 2.3, after the clause entitled "Second", the following phrase is inserted:

           "Within each of the foregoing clauses "First" and "Second", payments received shall be first applied to the payment of interest, and then to payment of principal. Lender shall have the continuing and exclusive right to apply or reverse and reapply any and all payments by Borrower to any portion of the obligations of Borrower hereunder, except as expressly set forth above."

26.  Sections 2.4 through 2.11 are deleted.

27.  In Section 2.13(a):

     (a) in subsection (i) thereof, the concluding phrase "(other than reserves and assessments taken into account in determining the interest rate applicable to any Fixed Rate Borrowing)" is deleted; and

     (b) in the 2nd line on page 41, the phrase "of twenty-four (24) consecutive months following the date of such notice" is deleted and replaced with the following: "from the date of such notice through the Maturity Date", and the words "24 month" next appearing after such phrase is also deleted.

28. In Section 2.14, (a) the reference to Section 2.11 in the second line and the penultimate line thereof and (b) the 3rd sentence thereof (beginning with the word "Determination") are deleted.

29.  Sections 2.15, 2.16 and 2.17 are deleted.

30.  In Section 2.21:

     (a) In the 15th line thereof, the following is inserted after the word "Marriott": "Marriott International, Inc.";

     (b) In the 16th line thereof, the following is inserted after the words "or the Environmental Indemnity of Marriott": "or the Environmental Indemnity of Borrower";

     (c) In the 20th line thereof, the following is inserted after the word "Loans": "or for misapplication of any Gross Revenues, proceeds of the Loan or other funds in contravention of the Loan Documents".

     (d)   Clause (b) is deleted and replaced with the following:

           "(b) for any room revenues, rents or other income from the Property, or any income or proceeds from any other collateral, (i) received after notice of default from the Lender or an Event of Default and not applied to the fixed, operating and debt service expenses of the Property, or (ii) collected more than one month in advance;" and

     (e) With respect to the final sentence thereof, the following is added thereto:

           "(d) for waste with respect to the Property; (e) for any security deposits of tenants or advance-booking deposits collected by or on behalf of Borrower not turned over to Lender upon a transfer of the Property by foreclosure or sale or deed in lieu thereof; and (f) for damages relating to environmental matters."

31. The parties hereto acknowledge and agree that the conditions to closing set forth in Article 3 were the conditions required to be satisfied for the closing of the Existing Loan, and shall not be deemed to be conditions to the closing of transaction contemplated by this Modification, which are governed by Section 69 of this Modification.

32. Borrower hereby makes and confirms as of the Effective Date, each of the representations and warranties set forth in Article 4 as well as in any other Loan Document, except that in connection therewith, the phrases in the introductory language to Article 4 and Section 4.26, "except as disclosed in Exhibit U" and "except as disclosed in Exhibit V" (and similar references elsewhere in the Loan Agreement) are deleted. Further, Borrower hereby represents and warrants as to the matters set forth in Annex A hereto (which is incorporated herein) and as follows:

     (a) Borrower has repaid in full the Purchase Debt, evidenced by the Purchase Note, and any interest thereon, and has fully performed any and all obligations required to be performed in connection therewith.

     (b) As of the Effective Date, (i) to the best of Borrower's knowledge after due investigation, there exists no breach or default, nor any circumstance or condition which, with the giving of notice or passage of time, or both, would constitute a breach or default, by the Existing Agent or any other Existing Lender under the Existing Loan Agreement or any of the other Existing Loan Documents, and (ii) the entire amount of each of the Loans has been funded, and Lender has no obligation to make any further advance of funds under the Loan Agreement or any of the other Loan Documents.

     (c) Borrower has performed and satisfied in full any and all obligations of Borrower under the Purchase Agreement, and no further obligations or liabilities of Borrower remain or shall accrue under the Purchase Agreement. To the best of Borrower's knowledge after due investigation, there exists no breach or default, nor any circumstance or condition which, with the giving of notice or passage of time, or both, would constitute a breach or default, by the holder of the Seller's interest under the Purchase Agreement, and no further obligations or liabilities of the Seller remain or shall accrue under the Purchase Agreement.

     (d) Borrower no longer has any interest in the Equipment, the Equipment Lease or the Equipment Purchase Agreement referred to in the Existing Loan Agreement, and Borrower has fully performed any and all obligations and liabilities to be performed by Borrower in connection therewith. Accordingly, any and all references to the "Equipment", the "Equipment Lease" or the "Equipment Purchase Agreement" in the Loan Agreement, including Article 10, shall be deemed deleted.

     (e) Borrower has paid in full the Arrangement Fee and the Loan Fee due under Section 2.20 of the Existing Loan Agreement.

     (f) There has been no material adverse change in the condition of the Property since November 1, 1996, the date of the current appraisal.

33.  Section 4.2 is deleted and replaced with the following:

                 "4.2 Ownership. The General Partner is a wholly-owned
                      ---------
           subsidiary of Host Marriott. The Golf Course B Owner and Operating Tenant are, directly or indirectly, wholly-owned subsidiaries of Marriott International, Inc."

34. In Sections 4.3, 4.4 and 4.5, the following phrase is inserted after "the Loan Documents": "and the Modification Documents".

35. In Section 4.6, the introductory phrase "The financial statements ("Financial Statements")" is replaced with the following:

           "The financial statements and such other information concerning the financial condition of Borrower and/or the Property, including any of the same furnished in connection with the execution and delivery of the Modification Documents (collectively, "Financial Statements")".

36. In Section 4.6, the following is inserted after the word "and" in the fourth line thereof: ", as to the financial statements,".

37.  In Section 4.6, the final sentence thereof is deleted.

38.  Without limiting the generality of Section 2.(a) of this Modification, in
     Section 4.20, the term "Lenders" shall refer to the Lender named herein or Goldman Sachs Mortgage Company.

39. In Section 5.4(a), the concluding proviso is deleted and replaced with the following:

           "provided, however, that the Borrower shall not be required to pay
            --------  -------
           any such tax, assessment, charge, levy or claim or discharge any such lien if the validity thereof shall be contested in good faith by appropriate proceedings and if the Borrower shall have established with Lender such cash escrow (or shall have otherwise made such provision for payment) as Lender, in its discretion, may require; however, if the aggregate amount being contested in accordance with this subsection 5.4(a), together with the aggregate amount being contested in accordance with the terms of Section 6.3(a) hereof, is not greater than $200,000, then the obligation to escrow such amounts shall not apply;"

40. In Section 5.6(a), Borrower shall also provide a periodic "rent letter," certified by General Partner in the same manner as all other statements to be provided by Borrower pursuant to Section 5.6(a), which shall contain, among other things, the then-balance in the FF&E Reserve.

41.  The following is added as new Section 5.6(1):

                 "(l) As soon as practicable, and in any event, within 30 days after the end of each Accounting Period, statements with respect to such Accounting Period and the 13 Accounting Periods immediately preceding the delivery of such statement, of Gross Revenues; gross expenses; net operating income; the ratio of net operating income to current Debt Service; REVPAR; average occupancy; and average daily room rate."

42.  Section 5.11 is deleted and replaced with the following:

                 "5.11 Operations. Cause the Hotel to be operated continuously
                       ----------
           by Operating Tenant or Marriott International, Inc. or a wholly owned (directly or indirectly) subsidiary thereof as a "Marriott" Hotel in accordance with the standards established by Marriott International, Inc. with respect to its full-service hotels and in accordance with the Operating Lease (it being covenanted and acknowledged that any amendment or termination of the Operating Lease shall require the prior written consent of Lender)."

43.  The following is added as new Section 5.16:

             "5.16 Debt Service Liquidity Reserve Account.
                   --------------------------------------

             (a) Not later than January 3, 1997, Borrower shall establish (pursuant to an agreement substantially in the form submitted to Borrower by Lender on the date of the execution of the Modification) with Lender, or if Lender is not a depository institution or if Lender shall otherwise elect, a depository institution designated by Lender, as a separate account, an account ("DSLR Account") to serve as a debt service liquidity
                           ------------
     reserve into which all Excess Cash Flow shall be deposited in accordance with Section 5.16(b) hereinbelow. The DSLR Account shall be in the name of and under the sole dominion and control of Lender, subject only to Lender's obligations hereunder to advance funds therefrom in accordance with
Section 5.16(c) hereinbelow, Borrower shall not have the authority or power to make withdrawals from said DSLR Account, and Lender shall be and is hereby irrevocably authorized to make withdrawals from said account in accordance with the Loan Documents. Amounts in the DSLR Account shall be invested in such investments as Borrower shall select and Lender shall approve (such approval not to be unreasonably withheld, it being acknowledged that Lender shall have the right to require investments that are substantially without risk of principal loss and are appropriately liquid), provided that if a Potential Default or
                                    --------
Event of Default shall have occurred, then Lender shall have the sole right and discretion to select the investments. Any earnings on the DSLR Account shall be retained therein and applied in the same manner as Borrower's deposits thereto. The out-of-pocket costs reasonably incurred in establishing and maintaining the DSLR Account shall be borne by Borrower and may be deducted from amounts then on deposit therein.

        (b) On the twenty-first day following the end of each Accounting Period, after the payment of (or provision for) the interest payment due and payable under the Notes on the Interest Payment Date (as defined in the Notes) occurring immediately after the end of such Accounting Period, Borrower administrative expenses approved by Lender, Borrower funded capital expenditures approved by Lender and required Golf Course ground lease rental payments accruing during such Accounting Period (all of such amounts, excluding the interest payment due and payable under the Notes, constituting the "Permitted Additional
                                               --------------------
Deductions"), Borrower shall deposit directly into the DSLR Account the excess
----------
of the Operating Profit for such Accounting Period over the sum of such interest payment and Permitted Additional Deductions. For purposes of the foregoing sentence, if Borrower prepays the Loans in accordance with and to the extent permitted by Section 4(b)(ii) of the Notes, then the debt service payments on the refinancing described in said Section 4(b)(ii) made by Host Marriott or an affiliate thereof or Marriott International or an affiliate thereof in an amount equal to the lesser of the actual debt service on such loan or the amount of debt service which would otherwise have been payable on such prepaid principal and interest under the Loans shall be included in "Permitted Additional Deductions".

        (c) The amounts deposited in the DSLR in respect of any Accounting Period, together with all earnings and interest thereon, shall be retained therein and following notice to Borrower, released only in accordance with the following:

            (i) If a periodic installment of Annual Rental payable by the Operating Tenant under the Operating Lease for any Accounting Period shall be insufficient to pay interest on the Loans due and payable on the Interest Payment Date immediately following such periodic installment, then funds shall be disbursed from the DSLR Account (and Lender is hereby authorized, without any further writing or authorization required from Borrower, to make disbursements from the DSLR Account) in the amount of such insufficiency and to apply the same to the payment of such interest, provided that if any Event of Default or Potential Default shall exist, Lender
--------
shall have the right to apply monies in the DSLR Account in such order and to such items as it may elect; provided that if there is no monetary Event of
                            --------
Default and no default by the Operating Tenant under the Operating Lease beyond the expiration of any applicable notice and grace period, Lender shall disburse to the Operating Tenant from the DSLR Account the amount owed to the Operating Tenant for its incentive management fee, such disbursement to be made at the same time, and on the same terms and conditions as would be applicable to the Borrower's payment of such fee under the terms of Annex B and the Operating Lease. The insufficiency of amounts in the DSLR Account shall not relieve Borrower from its obligation to fulfill each of its covenants in the Loan Documents.

      (ii) If there shall occur an Event of Default, then the amounts in the DSLR Account shall not be made available to Borrower (or to the Operating Tenant) and instead may be held, used and applied by Lender in its sole and absolute discretion to the payment of any other amounts that may be due and payable (or that may thereafter become due and payable) under the Loan; provided
                                                                        --------
that if there is no monetary Event of Default and no default by the Operating Tenant under the Operating Lease beyond the expiration of any applicable notice and grace period, Lender shall disburse to the Operating Tenant from the DSLR Account the amount owed to the Operating Tenant for its incentive management fee, such disbursement to be made at the same time, and on the same terms and conditions as would be applicable to the Borrower's payment of such fee under the terms of Annex B and the Operating Lease.

      (iii) If the Loan, together with all other amounts due under the Loan Documents, shall be repaid in full, then the amounts in the DSLR Account shall be paid as follows:

          (A) first, to Borrower, for payment to a reserve account established by the Operating Tenant, an amount calculated in accordance with Annex B attached hereto (and Borrower shall be obligated to pay to the Operating Tenant from such reserve account any amount owed to the Operating Tenant on account of the Operating Tenant's incentive management fee in accordance with Annex B and the Operating Lease);

          (B) second, to the lender under the loan to be made under the GSMC Long-Term Financing Commitment (or any replacement loan thereof), for the deposit into the debt service liquidity reserve to be established in accordance therewith, up to a maximum amount (the "Maximum DSLR Amount") equal to six (6) months' principal and interest payments as would be required to be paid under the GSMC Long-Term Financing Commitment for the Senior Note and six
  (6) times the amount described in clause (vi) under "Application of Revenues -
  - Prior to

             Year 12.5" thereof (all terms in this parenthetical as defined in the GSMC Long-Term Financing Commitment); and

                  (C) third, the balance, if any, to Borrower.

             (d) Borrower hereby pledges, assigns and grants a security interest to Lender, as security for payment of all sums due in respect of the Loan and the performance of all other terms, conditions and covenants of this Agreement and any other Loan Document on Borrower's part to be paid and performed, all of Borrower's right, title and interest in and to the DSLR Account, together with the deposits therein, including all interest earned thereon and investments held therein. Borrower shall not further pledge, assign or grant any security interest in the DSLR Account, or permit any lien, charge or encumbrance to attach thereto, or any levy to be made thereon, or any UCC-1 Financing Statements to be filed with respect thereto (except those naming Lender as the secured party).

             (e) Under no circumstances shall the Operating Tenant or any affiliate thereof have any right, title or interest of any sort, legal or equitable, in or to the amounts in the DSLR Account. The foregoing, however, shall not affect Lender's obligations to Borrower to disburse funds in the DSLR account in accordance with the terms of this Section 5.16.

44. Section 6.1 is amended by deleting clauses "Third", "Fourth", "Fifth" and "Sixth" and inserting the following therefor:

                 "Third: Deposit of amounts required under Section 5.16 to be deposited into the DSLR Account and, to the extent applicable, applied to the repayment of principal on the Loans."

     The reference to clauses "Fourth", "Fifth" and "Sixth" in the final paragraph of Section 6.1 are hereby deleted.

45. In Section 6.2(c), the following new clauses (iii) and (iv) shall be inserted at the conclusion thereof:

           "and; (iii) such Indebtedness, together with any other Indebtedness described in Section 6.2(f), shall have been incurred in the ordinary course of Borrower's business and the aggregate amount thereof shall not exceed $2,000,000."

46. Sections 6.2(d), 6.2(e) and 6.2(f) are deleted, and the following new Sections 6.2(d), 6.2(e) and 6.2(f) are hereby inserted:

                 "(d) Indebtedness described under Section 4(b)(ii) of each of the Notes, provided that such Indebtedness satisfies the requirements
                      --------
           of clauses (i), (ii), (iii) and (iv) of Section 6.2(c).

                 (e) Indebtedness represented by non-capital equipment leases entered into in the ordinary course of Borrower's business, where the required annual payments thereunder do not in the aggregate exceed $1.1 million, of which no more than $600,000 annually in the aggregate may come from sources other than the FF&E Reserves.

                 (f) Indebtedness incurred in the ordinary course of Borrower's business, provided that the lender thereunder is Marriott
                     --------
           International, Inc. or its wholly owned subsidiary and such Indebtedness satisfies the requirements of clauses (i), (ii) and
           (iii) of Section 6.2(c)."

     Nothing herein or in the Loan Documents shall be construed as permitting any of the Indebtedness described in Section 6.2 to be secured by any asset or interest of Borrower, except to the extent, if at all, expressly permitted under Section 6.3 of the Loan Agreement.

47.  In Section 6.3(a):

     (i) in line 8, the phrase "as to which adequate reserves have been established or deposits of cash or readily marketable securities required to obtain the release of such liens have been made" is replaced with: "as to which deposits of cash or readily marketable securities required to obtain the release of such liens have been made with Lender or a court of competent jurisdiction", and

     (ii) in line 15, the phrase "and adequate reserves shall have been established" is deleted and replaced with "and adequate cash deposits have been made with Lender; however, if the aggregate amount being contested in accordance with this subsection 6.3(a), together with the aggregate amount being contested in accordance with the terms of
           Section 5.4(a) hereof, is not greater than $200,000, then the obligation to make such cash deposits shall not apply;".

48.  Sections 6.3(c), 6.3(d), 6.3(e) and 6.3(f) are deleted.

49.  The following is hereby inserted at the end of Subsection 6.6(b):

                 "provided that the Partnership Documents may be amended to reflect the purchase of some or all of the limited partnership interests in Borrower by Host Marriott or a wholly owned (directly or indirectly) subsidiary thereof, or in connection with the partial take-out loan from Host Marriott or Marriott International or their wholly owned subsidiaries, subject to the rights of the Lender hereunder (as well as the rights of the Lender under the GSMC Long-Term Financing Commitment)".

50.  The following is hereby inserted at the end of Section 6.6:

                 "or (e) permit or suffer the transfer, conveyance, encumbrance or other disposition of any interest, direct or indirect, in the Borrower, whether now owned or hereafter acquired, by Host Marriott or any affiliate, other than to Host Marriott or a wholly-owned (directly or indirectly) subsidiary thereof; provided, that the Borrower may transfer the Property to a newly formed, bankruptcy remote, special purpose entity (complying with all rating agency requirements), wholly owned (directly or indirectly) by Borrower, on the condition that such transferee expressly assume all of the Borrower's obligations under the Notes and the other Loan Documents pursuant to an instrument in form and substance reasonably satisfactory to Lender, and at Lender's election, such transferee shall agree to such modification of the Loan Documents as shall be reasonably required by the Lender."

51.  In Section 7.1, in the 15th line, "B+" is deleted and: replaced with "A".

52.  In Section 7.2, the following is added to the end of the second sentence:
     ", but in no event less than the coverage in effect as of the date hereof".

53. In Section 8.1(c), in the 5th line, "three (3) days" is deleted and replaced with "two (2) Business Days".

54.  In Section 8.1(i), the following is added to the conclusion thereof:

           "the General Partner shall cease to be the sole general partner of Borrower or any of its existing authority with respect to the Borrower's business and affairs shall be diminished; or Borrower shall permit or suffer the transfer, conveyance, encumbrance or other disposition of any interest, direct or indirect, in the Borrower, whether now or hereafter acquired, by Host Marriott or any affiliate, other than to Host Marriott or a wholly-owned (directly or indirectly) subsidiary thereof; or"..

55. In Section 8.1(j), in the second line, "either or both" is deleted and replaced with "any".

56. In Section 8.1, page 92, the following is added to the conclusion of clause (i), immediately prior to the word "or":

           "provided upon the occurrence of an Event of Default described in
            --------
           Section 8.1(f) with respect to Borrower, the Notes and such other notes shall be automatically due and payable, both as to principal and interest;"

57.  Section 8.4 is hereby deleted.

58. In Article 9, references to "FNBC" are hereby deleted and replaced with "GMAC Commercial Mortgage Corporation."

59. In Section 11.1, the notice addresses are hereby deleted and replaced with the following:

     Borrower:

           Desert Springs Marriott Limited Partnership
           10400 Fernwood Road
           Bethesda, Maryland 20817
           Attention:  Law Department (#923)

     with a copy to:

           Desert Springs Marriott Limited Partnership
           10400 Fernwood Road
           Bethesda, Maryland 20817
           Attention:  Asset Management Department (#908)

     Lenders:

           GMAC Commercial Mortgage Corporation
           650 Dresher Road
           P.O. Box 1015
           Horsham, Pennsylvania 19044
           Attention:  Executive Vice President, Loan Servicing

           with a copy to:

           GMAC Commercial Mortgage Corporation
           650 Dresher Road
           P.O. Box 1015
           Horsham, Pennsylvania 19044
           Attention: Chief Financial Officer

           Mayer, Brown & Platt
           190 South LaSalle Street
           Chicago, Illinois 60603
           Attention: Diane Citron

           Goldman Sachs Mortgage Company
           c/o Goldman, Sachs & Co.
           85 Broad Street
           New York, New York 10004
           Attention: Mr. Steven T. Mnuchin

           Goldman Sachs Mortgage Company
           c/o Goldman, Sachs & Co.
           85 Broad Street
           New York, New York 10004
           Attention: Ms. Lisa Payne

60.  In Section 11.5(c), the final sentence thereof is deleted.

61.  Section 11.10 is deleted.

62.  In Section 11.12(b), the concluding proviso is deleted.
                                         -------
63. In Section 11.14(a), in the 8th line, the phrase "which designation shall be subject to the Borrower's approval, not to be unreasonably withheld" is deleted.

64. All references to "Illinois" in Section 11.18 of the Existing Loan Agreement are hereby deleted and replaced with "New York". Such Section 11.18, as modified, shall be applicable to each of the Modification Documents, with the exception of the Security Agreement and the recorded modification documents making specific reference to the applicability of the laws of the State of California (either in whole or in part).

65. In Section 11.23, the following phrase is inserted as new clause (a)(vi) after the word "hereof," in clauses (a)(v): ", and (vi) to GMAC Commercial Mortgage Corporation, Goldman Sachs Mortgage Company, and their respective agents, accountants, attorneys, contractors, and consultants."

66.  In addition to the modifications made to the Existing Loan Documents in
     Section 2 of this Modification, or in any of the other Modification Documents, the following Sections of this Modification shall be applied to the appropriate Sections of the other Existing Loan Documents, where necessary:

     (a) Section 59 of this Modification shall be applied to the notice provisions of other Existing Loan Documents, including, without limitation, Section 10(f) of the Existing Security Agreement and
           Section 9 of the Existing Borrower Environmental Indemnity.

     (b) Section 64 of this Modification shall be applied to similar provisions selecting applicable law or forum in other Existing Loan Documents, including, without limitation, Section 10 of the Existing Borrower Environmental Indemnity.

     (c) Section 30 of this Modification shall apply to Section 10(h) of the Existing Security Agreement, such that the provisions thereof shall conform to the provisions of Section 2.21 of the Loan Agreement.

     (d)   The Existing Security Agreement is hereby modified as follows:

           (i) Any and all references to "Agent", "Lenders", "Secured Party" or "Secured Parties" in the Existing Security Agreement shall be deemed and construed to refer to Lender.

           (ii) Without limitation on any other provision of the Security Agreement (including, without limitation, Section 2(h) of the Security Agreement), the continuing first priority security interest created by Borrower in favor of Lender under the Security Agreement shall encumber, and Borrower hereby confirms its grant of a continuing first priority security interest in and a lien upon, all of Borrower's right, title and interest in, to and under the DSLR Account described in
                  Section 5.16 of the Loan Agreement (as incorporated therein by Section 43 of the Modification of Loan Agreement), including, without limitation, all of Borrower's right, title and interest in, to and under any and all funds on deposit in the DSLR Account from time to time, and any and all proceeds thereof, and all of such right, title and interest of Borrower shall comprise a portion of the Collateral (as defined under the Security Agreement) for all purposes.

           (iii) Without limitation on any other provision of this Modification or the Security Agreement, for the purposes of confirming and ratifying the provisions of Section 4(b) of the Security Agreement, Borrower hereby confirms to Lender (i) that Borrower shall keep the records concerning its Accounts (as defined in the Existing Security Agreement) at the Property or at Borrower's chief executive office and chief place of business, which chief executive office and the chief place of business of Borrower is at 10400 Fernwood Road, Bethesda, Maryland 20817, and (ii) that Borrower shall not, without giving Lender not less than thirty (30) days' prior written notice thereof, change the place where the records concerning such Accounts are kept or the location of its chief executive office or its chief place of business.

           (iv) Without limitation on any other provision of this Modification or the Security Agreement, Borrower hereby remakes as of the Effective Date each of the representations and warranties of Borrower (as "Debtor") under the Existing Security Agreement, and hereby ratifies and confirms each of its covenants and obligations under the Security Agreement.

           (v) Beginning in Section 10(g), line 3, the phrase "Illinois, provided, however, that to the extent the Collateral is
                  --------  -------
                  located in the State of California (1) matters of title, and
                  (2) matters of creation, perfection and priority of the security interest created by this

                  Agreement which are required to be governed by the laws of the State of California shall be governed thereby and construed in accordance therewith" is deleted and replaced with "California".

           (vi) In Section 5(b) of the Existing Security Agreement, the phrase "the Illinois Uniform Commercial Code and" is hereby deleted.

           (vii) In Section 5(b)(1) of the Existing Security Agreement, the phrase "the Illinois Uniform Commercial Code," is hereby deleted.

67. Upon the execution and delivery of this Modification, the Lender shall have earned, and Borrower shall pay or cause to be paid to Lender, a fee ("Modification Fee") in the amount of $800,000.
       ----------------

68. In connection with the purchase and modification of the Existing Loans contemplated in this Modification, Borrower will be responsible for, and shall pay on demand, all expenses and costs incurred by Lender in connection with the Loans, including fees and costs for income and expense audits, travel, environmental and engineering consultants and reports, credit reports, appraisals, reasonable attorneys' fees and expenses in documenting and negotiating the Loan Documents and all certificates and instruments related thereto, and due diligence, other out-of-pocket expenses relating to credit and collateral evaluations and title insurance premiums and charges, mortgage recording taxes and other filing fees and escrow fees ("Lender Expenses"). Such Lender Expenses shall be paid by
                   ---------------
     Borrower to Lender in addition to the Modification Fee.

69. The following shall be additional conditions to Lender's obligations to be satisfied by Borrower concurrently herewith, which Borrower hereby covenants to satisfy:

     (a) Borrower shall deliver to Lender audited financial statements of Borrower for the prior three fiscal years certified by a "Big Six" or other nationally recognized accounting firm acceptable to Lender, and current results from operations certified by an Authorized Accounting Officer of Borrower.

     (b)   Borrower shall have paid the Modification Fee and Lender Expenses.

     (c) Borrower shall have executed and delivered the GSMC Long-Term Financing Commitment (as defined in the Notes) and shall have paid all fees due and owing thereunder.

     (d) Borrower shall have provided Lender with the following items, each of which must be acceptable to Lender in its sole discretion: (i) engineering report (including building code and ADA compliance), (ii) Phase I Environmental Report (and Phase II Environmental Report, if recommended), (iii) MAI appraisal from an appraiser selected by Lender, and (iv) reliance letters from such report and appraisal providers, in each case, in form and substance satisfactory to Lender.

     (e)   Each of the conditions set forth in ANNEX C.

70. Failure to fund under the GSMC Long-Term Refinancing Commitment shall not affect any of Lender's rights under the Notes, the Loan Agreement, the Deed of Trust, or any of the other Loan Documents.

71. Borrower hereby acknowledges that the Lender named herein has purchased the Existing Notes as an accommodation to Borrower and that the Lender named herein (and its successors and assigns) shall under no circumstances have any liability or obligation to the Borrower whatsoever as a result of or in connection with any action or inaction taken or omitted by or on behalf of any of the Existing Lenders or the Existing Agent under or in connection with the Loan Documents.

72. All of the terms and provisions of the Existing Loan Documents (including, without limitation, the Existing Security Agreement and the Existing Borrower Environmental Indemnity), as modified and amended by the Modification Documents, are hereby ratified and confirmed by Borrower as of the date hereof to be in full force and effect in all respects. Borrower hereby represents and warrants that as of the date of the execution and delivery of this Modification: (i) other than the fact that the Existing Notes have matured, there exists no default or events which, with the giving of notice or passage of time, or both, would constitute a default under the Notes, the Loan Agreement, the Deed of Trust or any other Loan Document and (ii) Borrower has no offsets, defenses, counterclaims, setoffs or similar rights with respect to its obligations of payment and performance under the Notes, the Loan Agreement, the Deed of Trust or any of the other Loan Documents. This Modification and the other Loan Documents contain the entire agreement of the parties hereto and thereto in respect of the transactions contemplated hereby and thereby, and all prior agreements among or between such parties, whether oral or written, between Borrower and Lender, in each case with respect to the subject matter hereof, are superseded by the terms of this Modification and the other Loan Documents.

73. All news releases, publicity or advertising by Borrower or Lender (or any of their respective affiliates which they control) through any media intended to reach the general public which refers to the Loan Documents or the financing evidenced by the Loan Documents, to Borrower, Lender or Goldman Sachs Mortgage Company (or any of their respective affiliates) shall be subject to the prior written approval of Borrower, Lender or Goldman Sachs Mortgage Company, as applicable.

74. This Modification shall in all respects be governed by, and be construed and interpreted in accordance with, the laws of the State of New York.

75. This Modification may be executed and delivered in counterparts, and counterparts executed and delivered by each of Lender and Borrower shall together constitute one original.

76. No modification, amendment, extension, discharge, termination or waiver of any provision of this Modification, or any Loan Document, nor consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in a writing signed by the party against whom enforcement is sought, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given.

77. For the purpose of confirming the applicability of New York law, Borrower hereby confirms its covenant to perform and comply with each of the following sections of the Deed of Trust: 1.01 through 1.13, 1.15, 1.16 through 1.19, 2.07 and, to the extent that the same relate to any of the foregoing sections, Section 3.01 through 3.07, 3.08 (other than subsections
     (c) and (e)), 3.11, 3.12, 3.14 and 3.15. The foregoing shall not be deemed to limit or modify any provisions of the Deed of Trust.

78. The parties acknowledge that certain provisions of the Existing Loan Agreement and certain of the other Existing Loan Documents which have no continuing relevance or effect remain in said Loan Documents following the modification of said Existing Loan Documents by the Modification Documents (such provisions, the "Historical Provisions"), to reflect directly in the
                            ---------------------
     Loan Documents the history of the Loans. The Historical Provisions include, without limitation, Sections 1.4, 1.105, 1.112, 1.20, 1.80, 2.1(d) and
     2.18, Article 3, Article 9, and Sections 11.5, 11.6, 11.8, 11.12, and
     11.14 of the Existing Loan Agreement, and references to TWA and the Equipment and the Equipment Lease in the Security Agreement. Borrower and Lender hereby covenant and agree that notwithstanding the retention of the Historical Provisions in the Loan Documents, the Historical Provisions shall not be of any further force or effect, and without limitation on the foregoing, none of the Historical Provisions, or their retention in the Loan Documents, shall limit, expand or modify any of the obligations or liabilities of Borrower, or the rights or remedies of Lender, under any of the Loan Documents with regard to any such Historical Provisions.

          IN WITNESS WHEREOF, the parties hereto have each caused this Modification to be duly executed as of the date and year first above written.


                                       BORROWER:

                                       DESERT SPRINGS MARRIOTT LIMITED
                                       PARTNERSHIP, a Delaware limited
                                       partnership


                                       By:  MARRIOTT DESERT SPRINGS
                                            CORPORATION, a Delaware
                                            corporation, its general partner


                                            By:    /s/ Patricia K. Brady
                                               ---------------------------------
                                                   Name:  Patricia K. Brady
                                                   Title: Vice President


                                       LENDER:

                                       GMAC COMMERCIAL MORTGAGE
                                       CORPORATION, a California corporation


                                       By:   /s/ Karen Nee
                                          ------------------------
                                             Name:  Karen Nee
                                             Title: Executive Vice President

                                    ANNEX A

                 REPRESENTATIONS AND WARRANTIES RE GROUND LEASE

           With respect to the Leased Premises demised under the Golf Course Lease, Borrower represents and warrants:

            (i) the Golf Course Lease or a memorandum thereof has been duly recorded; the lease permits the interest of the lessee thereunder to be encumbered by the Deed of Trust and does not restrict the use of the related property by the lessee, its successors or assigns in a manner that would materially adversely affect the security provided by the Deed of Trust; and a true and complete copy of the Golf Course Lease has been delivered to Lender;

            (ii) pursuant to the terms of the Golf Course Lease, the Golf Course Lease may not be amended, modified, cancelled, supplemented or terminated without the prior written consent of Lender, as Leasehold Mortgagee provided that such Leasehold Mortgagee has provided the lessor a true and correct copy of the modification and written notice specifying the name and address of such Leasehold Mortgagee, and any such action without such consent is of no force and effect;

            (iii) the Golf Course Lease has an original term (or an original term plus one or more optional renewal terms which have been exercised or which may be exercised, and will under all circumstances be enforceable, by a Leasehold Mortgagee) which extends not less than ten (10) years beyond the Maturity Date; the base rental under the Golf Course Lease is $100,000 and shall be $100,000 for any renewal term which may be exercised;

            (iv) the Golf Course Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Deed of Trust (other than the related ground lessor's fee interest); there is no deed of trust or Lien of record and to Borrower's knowledge there is no deed of trust or Lien not recorded, in each case encumbering the related ground lessor's fee interest (or if any such deed of trust or Lien exists, it is subordinate to the Lien held by Lender under the Deed of Trust);

            (v) the Golf Course Lease is assignable by a foreclosing Leasehold Mortgagee without the consent of the lessor thereunder;

            (vi) on the date hereof, the Golf Course Lease is in full force and effect and no default has occurred under the Golf Course Lease nor, to the best of Borrower's knowledge, is there any existing condition which, but for the passage of time or the giving of notice, would result in a default under the terms of the Golf Course Lease;

            (vii) the Golf Course Lease requires the lessor thereunder to give notice of any default by the lessee to the Leasehold Mortgagee; upon Lender providing lessor with a true and correct copy of the Modification of Deed of Trust and written notice specifying its name and address, Lender shall be recognized as a "Leasehold Mortgagee" under the Golf Course Lease;

           (viii) a Leasehold Mortgagee is permitted at least 30 days to cure any default under the Golf Course Lease which is curable after the receipt of notice of any such default before the lessor thereunder may terminate the Golf Course Lease and such cure period shall be extended during such time as Leasehold Mortgagee is actively pursuing an action for judicial or nonjudicial foreclosure of the Tenant's interest in the premises or Leasehold Mortgagee's prevented from exercising its rights and remedies under the Loan Documents by reason of the bankruptcy of Tenant, an injunction, court order or other similar prohibition provided that periodic rent payments shall be paid in the case of any such default which is not curable by such Leasehold Mortgagee, or in the event of the bankruptcy or insolvency of the lessee under the Golf Course Lease, Leasehold Mortgagee has the right, following termination of the existing Golf Course Lease or rejection thereof by a bankruptcy trustee or similar party, to enter into a new ground lease with the lessor on substantially the same terms and conditions as the existing Golf Course Lease; and

           (x) under the terms of the Golf Course Lease (together with the Deed of Trust), any award from a condemnation will be applied (after payment to the ground lessor of its proportionate share of the proceeds thereof) to the payment of the Loans.

                                    ANNEX B
                               INCENTIVE PAYMENT

           The "Incentive Payment" referred to in Section 5.16(c)(iii)(A) shall be determined as follows for fiscal year 1997.

           During the term of the Loans, Annual Rental under the Operating Lease shall be deemed to equal $20.5 million. If actual Operating Profit (i.e. Annual Rental) for fiscal year 1997 exceeds Debt Service, Operating Tenant shall be entitled to an "Incentive Payment" (assuming a maximum amount of $2,000,000) equal to a portion of such excess amount attributable to the term of the Loans, pro-rated based upon the following cumulative percentages (limited to 100%) applicable at the time the Loans (or a portion thereof) are paid or prepaid. If the Loans (or a portion thereof) are paid or prepaid during a period, it will be assumed for the purposes of calculating the Incentive Payment that such payment or prepayment is made on the last day of such period. The Incentive Payment shall be calculated as follows:

Period/End Date          Percentage   Cumulative   Periodic    Payment
                                                   Payment     Balance
                                                   Amount
Period 1  (1/31/97)      9.9%         9.9%         $198,000    $198,000
Period 2  (2/28/97)      16.8%        26.7%        $336,000    $534,000
Period 3  (3/28/97)      21.0%        47.7%        $420,000    $954,000
Period 4  (4/25/97)      17.0%        64.7%        $340,000    $1,294,000
Period 5  (5/23/97)      12.7%        77.4%        $254,000    $1,548,000
Period 6  (6/20/97)      5.7%         83.1%        $114,000    $1,662,000
Period 7  (7/18/97)      (1.7%)       81.4%        ($34,000)   $1,628,000
Period 8  (8/15/97)      (4.2%)       77.2%        ($84,000)   $1,544,000
Period 9  (9/12/97)      (4.3%)       72.9%        ($86,000)   $1,458,000
Period 10 (10/10/97)     7.3%         80.2%        $146,000    $1,604,000
Period 11 (11/7/97)      8.7%         88.9%        $174,000    $1,778,000
Period 12 (12/5/97)      8.1%         97.0%        $162,000    $1,940,000
Period 13 (1/2/98)       3.0%         100%         $60,000     $2,000,000

          In no event shall the Incentive Payment exceed $2,000,000. If Operating Profit for the full 1997 fiscal year does not exceed Debt Service, then no amounts shall be paid or owing to Operating Tenant from the amounts contained in the DSLR Account.

Example 1:

Assume:        (a) Long-Term Refinancing closes at the end of period 5, 1997
               (b) Operating Profit for fiscal year 1997 = $22,000,000
Then:          Incentive Payment = $1,161,000 (77.4% of $1,500,000)
               $339,000 applied in accordance with Section 5.16(c)(iii)(B) and
               (C)

Example 2:
Assume:        (a) Long-Term Refinancing closes at the end of period 9, 1997
               (b) Operating Profit for fiscal year 1997 = $24,000,000
Then:          Incentive Payment = $1,458,000 (72.9% of $2,000,000)
               $0 applied in accordance with Section 5.16(c)(iii)(B) and (C)

Example 3:
Assume:        (a) Long-Term Refinancing closes at the end of period 6, 1997
               (b) Operating Profit for fiscal year 1997 = $22,500,000
Then:          Incentive Payment = $1,662,000 (83.1% of $2,000,000)
               $0 applied in accordance with Section 5.16(c)(iii)(B) and (C)

Example 4:
Assume:        (a) Long-Term Refinancing closes at the end of period 11, 1997
               (b) Operating Profit for fiscal year 1997 = $20,500,000 or less
Then:          Incentive Payment = $0
               $1,778,000 applied in accordance with Section 5.16(c)(iii)(B) and (C)

                                    ANNEX C



           1.  Notes. The Notes shall have been duly executed and delivered by
               -----
the Borrower to the Lender.



           2.  Collateral Security. In order to secure the payment of the Loans
               -------------------
when due, whether by acceleration or otherwise, and all other Indebtedness of the Borrower to the Lender arising hereunder or related hereto:



           (a) The Borrower shall have duly executed and delivered to the Lender the Modification of Deed of Trust.


           (b) The Borrower shall have furnished the Affirmation of General Partner Guaranty duly executed and delivered by the General Partner, the Affirmation of Host Marriott Guaranty duly executed and delivered by Host Marriott, and the Affirmation of Guaranty, duly executed and delivered by Marriott International, Inc.


           (c) The Borrower shall have furnished the Affirmation of Subordination and Attornment Agreement, duly executed and delivered by Operating Tenant and Borrower, affirming, among other things, the subordination of the Operating Lease to the Deed of Trust.


           (d) The Borrower shall have furnished the Affirmation and Modification of Assignment of Golf Course Lease, duly executed and delivered by Golf Course B Owner and Borrower.

           (e) The Borrower shall have furnished the Affirmation and Modification of Subordination Agreement, duly executed and delivered by the General Partner and Host Marriott.


           (f) The Borrower shall furnish the Affirmation of Subordination Agreement, duly executed and delivered by Marriott International.


           (g) The Borrower shall have furnished to the Lender the Affirmation of Environmental Indemnity Agreement of Host Marriott duly executed and delivered by Host Marriott.


           (h) The Borrower shall have duly executed and delivered such financing statements as the Lender or its counsel shall require to further evidence, confirm and perfect the security interests granted or to be granted in the Deed of Trust, Security Agreement and the other documents provided for herein.


           (i) The Borrower shall have duly executed and delivered such other and further agreements, documents and instruments as the Lender or its counsel may reasonably request to further evidence, perfect and preserve any of the collateral security for the Borrower's obligations provided for herein.


           3.  Operating Lease. The Borrower and the Operating Tenant shall have
               ---------------
delivered to the Lender a copy of the Operating Lease, and all amendments thereto, certified by them to be a true, correct and complete copy thereof.

           4.  Golf Course Lease. The Borrower and the Golf Course B Owner shall
               -----------------
have delivered to the Lender a copy of the Golf Course Lease, and all amendments thereto, certified by them to be a true, correct and complete copy thereof.


           5.  Partnership Documents. The Borrower shall have delivered to the
               ---------------------
Lender the following: (a) a copy of the agreement of limited partnership of Borrower, and all amendments thereto, certified by the General Partner to be a true, correct and complete copy thereof, and copies of certificates of limited partnership of Borrower, filed or recorded in the appropriate offices in the State of Delaware and the State of California, each currently certified by the General Partner to be a true, correct and complete copy thereof (collectively, "Partnership Documents"), and (b) such other evidence as the Lender shall require that the Borrower is qualified (to the extent such qualification is necessary or appropriate) in the State of Delaware and the State of California.


           6.  General Partner's Corporate Documents. The Borrower shall have
               -------------------------------------
delivered to the Lender the following: (a) a current certificate of the secretary or an assistant secretary of the General Partner, certifying as to (i) resolutions of the Board of Directors of the General Partner authorizing the execution, delivery and performance of the Loan Documents and all other documents or instruments to be executed and delivered by the General Partner (either individually or on behalf of the Borrower) pursuant to the provisions thereof; (ii) the full force and effect of such resolutions on such date; and
(iii) the incumbency and signature of each of the officers of the General Partner signing such documents; (b) the Articles of Incorporation of the General Partner, currently certified by the Secretary of State of the State of Delaware;
(c) a current good-standing certificate of the General Partner issued by the Secretary of State of the State of Delaware; (d) a current good-standing certificate (or other proof of qualification and good standing satisfactory to the Lender) evidencing the General Partner's qualification and good standing as a foreign corporation in the State of California; (e) the bylaws of the General Partner, currently certified by the secretary or assistant secretary of the General Partner as being in full force and effect without further amendment or modification; and (f) such additional supporting documents relating to the General Partner as the Lender may reasonably request.


           7.  Operating Tenant's Corporate Documents. The Borrower shall have
               --------------------------------------
delivered to the Lender the following: (a) a current certificate of the secretary or an assistant secretary of the Operating Tenant, certifying as to
(i) resolutions of the Board of Directors of the Operating Tenant authorizing the execution, delivery and performance of the Loan Documents to which Operating Tenant is a party and all other documents or instruments to be executed and delivered by the Operating Tenant (either individually or on behalf of the Borrower) pursuant to the provisions hereof; (ii) the full force and effect of such resolutions on such date; and (iii) the incumbency and signature of each of the officers of the Operating Tenant signing such documents; (b) the Articles of Incorporation of the Operating Tenant, currently certified by the Secretary of State of the State of Delaware; (c) a current good-standing certificate of the Operating Tenant issued by the Secretary of State of the State of Delaware; (d) a current good-standing certificate (or other proof of qualification and good standing satisfactory to the Lender) evidencing the Operating Tenant's qualification and good standing as a foreign corporation in the State of California; (e) the bylaws of the Operating Tenant, currently certified by the secretary or assistant secretary of the Operating Tenant as being in full force and effect without further amendment or modification; and (f) such additional supporting documents relating to the Operating Tenant as the Lender may reasonably request.



           8.  Host Marriott Corporate Documents. The Borrower shall have
               ---------------------------------
delivered to the Lender the following: (a) a current certificate of the secretary or an assistant secretary of Host Marriott, certifying as to the incumbency and signature of each of the officers of Host Marriott signing such documents; (b) the Articles of Incorporation of Host Marriott, currently certified by the Secretary of State of the State of Delaware; (c) a current good-standing certificate of Host Marriott issued by the Secretary of State of the State of Delaware; (d) the bylaws of Host Marriott, currently certified by the secretary or assistant secretary of Host Marriott as being in full force and effect without further amendment or modification; and (e) such additional supporting documents relating to Host Marriott as the Lender may reasonably request.


           9.  Golf Course B Owner's Corporate Documents. The Borrower shall
               -----------------------------------------
have delivered to the Lender the following: (a) a current certificate of the secretary or an assistant secretary of the Golf Course B Owner, certifying as to (i) resolutions of the Board of Directors of the Golf Course B Owner authorizing the execution, delivery and performance of the Golf Course Lease, the Golf Course Lease Assignment and all other documents or instruments to be executed and delivered by the Golf Course B Owner pursuant to the provisions hereof; (ii) the full force and effect of such resolutions; and (iii) the incumbency and signature of each of the officers of the Golf Course B Owner signing such documents; (b) the Articles of Incorporation of the Golf Course B Owner currently certified by the Secretary of State of the State of Delaware;
(c) a current good-standing certificate of the Golf Course B Owner issued by the Secretary of State of the State of Delaware; (d) a current good-standing certificate (or other proof of qualification and good standing satisfactory to the Lender) evidencing the Golf Course B Owner's qualification and good standing as a foreign corporation in the State of California; (e) the bylaws of the Golf Course B Owner, currently certified by the secretary or assistant secretary of the Golf Course B Owner as being in full force and effect without further amendment or modification; and (f) such additional supporting documents relating to the Golf Course B Owner as the Lender may reasonably request.

           10.  Marriott International, Inc. Corporate Documents. The Borrower
                ------------------------------------------------
shall have delivered to the Lender the following: (a) a current certificate of the secretary or an assistant secretary of the Marriott International, certifying as to the incumbency and signature of each of the officers of Marriott International signing such documents; (b) the Articles of Incorporation of Marriott International currently certified by the Secretary of State of the State of Delaware; (c) a current good-standing certificate of Marriott International issued by the Secretary of State of the State of Delaware; (d) the bylaws of the Marriott International, currently certified by the secretary or assistant secretary of the Marriott International as being in full force and effect without further amendment or modification; and (e) such additional supporting documents relating to Marriott International as the Lender may reasonably request.

           11.  Costs. The Borrower shall have paid (a) the Modification Fee,
                -----
all intangible taxes and other taxes on the Notes and other similar taxes and fees, all recording and filing fees and expenses, and all mortgage and stamp taxes and (b) all appraisal fees, survey fees and expenses, title insurance premiums and expenses, reasonable fees and expenses of the Lender's counsel and all other costs and expenses that the Borrower is obligated to pay hereunder (including any amounts owed to the Existing Lenders or their counsel).

           12.  Financial Statements. The Borrower shall have furnished to the
                --------------------
Lender copies of the most current available financial statements of the Borrower certified by an Authorized Accounting Officer of the General Partner as having been prepared in accordance with generally accepted accounting principles and the most current quarterly Financial Statements of Host Marriott.

           13.  Opinion of Local Counsel. The Lender shall have received from
                ------------------------
Cox, Castle and Nicholson, local counsel for the Borrower and the Marriott Entities, an opinion reasonably satisfactory to Lender addressed to the Lender and dated as of the date of the execution and delivery hereof, covering such matters incident to the transactions herein contemplated as the Lender may reasonably request.

           14.  Opinion of Counsel to Host Marriott. The Lender shall have
                -----------------------------------
received from Christopher Townsend, counsel for the Borrower, General Partner and Host Marriott, an opinion reasonably satisfactory to Lender addressed to the Lender and dated on or after the date hereof, covering such matters incident to the transactions herein contemplated as the Lender may reasonably request.

           15.  Opinion of Counsel to Marriott International. The Lender shall
                --------------------------------------------
have received from counsel for Marriott International, Operating Tenant and Golf Course B Owner, an opinion reasonably satisfactory to Lender addressed to the Lender and dated on or after the date hereof, covering such matters incident to the transactions herein contemplated as the Lender may reasonably request.


           16.  Certificate Of Occupancy. The Borrower shall have furnished to
                ------------------------
Lender copies of a certificate of occupancy and of all other certificates, licenses and permits necessary or appropriate for the full and complete operation of the Improvements, issued by the Governmental Authorities having jurisdiction over such matters.


           17.  Recording. The Modification of Deed of Trust shall have been
                ---------
recorded in the appropriate recording office in the jurisdiction in which the Property is located, and such financing statements and other documents provided for hereinabove shall have been filed in the appropriate filing offices; provided that such recordation may be effected after the execution and delivery hereof if Borrower shall have made provision for such recordation in a manner satisfactory to Lender.


           18.  Title Insurance. There shall have been issued by the Title
                ---------------
Insurer to the Lender a policy of title insurance, which policy shall be dated and effective as of the date hereof. Such policy shall insure in favor of Lender the Lien of the Deed of Trust with respect to the Property (including the leasehold estate under the Golf Course Lease), subject only to such exceptions, and otherwise in form and substance, satisfactory to the Lender and the Lender's counsel. Without limitation of the foregoing, the title insurance policy, as so endorsed, shall contain the following endorsements: (a) a "long-form" (3.1) zoning endorsement; (b) a "doing business" endorsement; (c) a usury endorsement (specifically referring to the usury laws of California); (d) a "comprehensive" or other similar endorsement insuring that there are no encroachments affecting the Property and that the Property is in compliance with all covenants, conditions and restrictions of record; (e) a variable rate endorsement; (f) a location endorsement; (g) a contiguity endorsement; (h) a Subdivision Map Act endorsement; and (i) such other endorsements as the Lender may reasonably require.


           19.  UCC Searches. The Lender shall have received advice from the
                ------------
Title Insurer or other source satisfactory to the Lender to the effect that a search of the applicable public records of the States of Maryland and California discloses no conditional sales contracts, chattel mortgages, leases of personalty, financing statements or title retention agreements filed and/or recorded against or with respect to Borrower or the Property or in respect of any other property interests covered, or to be covered, by the Liens referred to hereinabove, except (a) those granted to the Lender pursuant to the Security Documents, (b) matters that, in the judgment of the Lender, do not adversely affect the Borrower, the Property or the Lenders and (c) as otherwise permitted hereunder.


           20.  Survey. The Borrower shall have furnished to the Lender a
                ------
current survey or surveys of the Property (including Golf Course B) and all other properties subject to an easement in favor thereof, by a registered surveyor satisfactory to the Lender, in form and content satisfactory to the Lender and the Title Insurer, and certified to said parties as having been prepared in accordance with American Land Title Association land survey standards, showing (a) the legal description, (b) boundaries, established building setback lines, if any, and the location of the Improvements as being within the boundaries of the Land and any established recorded or zoning setback lines, (c) no encroachments by any structures on adjoining property over the Land, and (d) no other state of facts which, in the judgment of the Lender or the Lender's counsel, would render title to the Property unmarketable or diminish the value of the Property in any material respect.


           21.  Evidence of Insurance. The Lender shall have received original
                ---------------------
insurance certificates, original policies of insurance or certified true copies of insurance policies evidencing hazard, liability, worker's compensation, flood and other insurance in form, amount and with such coverages as are required in the Loan Documents, naming the Lender (and Goldman Sachs Mortgage Company) as insured interests for liability insurance, and naming the Lender as mortgagee and loss payee for other insurance as required in the Loan Documents. If the Property is not in a 100-year flood plain zone, the Borrower shall have furnished evidence thereof satisfactory to the Lender.


           22.  Compliance, Access, Utilities. The Borrower shall have
                -----------------------------
established to the satisfaction of the Lender that: (a) all required zoning, planning, environmental and building code approvals relating to the acquisition, construction and operation of the Property have been obtained and that the Property conforms to and is permitted by all Laws; (b)all utility services necessary for the use and operation of the Property are available and in operation; and (c) the Borrower or the Golf Course B Owner has also obtained all appropriate rights and easements to insure the availability of ingress and egress to the Property from public highways.

           23.  Estoppel Certificate from Operating Tenant. The Borrower shall
                ------------------------------------------
have delivered to the Lender an estoppel certificate, in form and substance satisfactory to the Lender, duly executed and delivered by the Operating Tenant.


           24.  Estoppel Certificate from Golf Course B Owner. The Borrower
                ---------------------------------------------
shall have delivered to the Lender an estoppel certificate, in form and substance satisfactory to the Lender, duly executed and delivered by the Golf Course B Owner.


           25.  Additional Documents. The Borrower shall have furnished to the
                --------------------
Lender copies of such other documents relating to the transactions contemplated herein as the Lender may reasonably request.


           26.  No Default. There shall exist no Event of Default and no
                ----------
Potential Default.


           27.  Representations and Warranties. All representations and
                ------------------------------
warranties contained herein or in the other Loan Documents shall be true and correct in all material respects, with the same force and effect as if made on and as of the date hereof.



           The execution and delivery of the Notes shall constitute a representation and warranty by the Borrower to the Lender that all of the conditions to the Lender's acquisition and modification of the Loan that are specified in this Annex and elsewhere in the Loan Documents have been satisfied as of the date hereof.